Note 3	12 Months Ended
Dec. 31, 2024
BBVA Group [Abstract]
Disclosure of BBVA Group [Text Block]	BBVA Group
The BBVA Group is an international diversified financial group with a significant presence in retail banking, wholesale banking and asset management. The Group also operates in the insurance sector.
The following information is detailed in the appendices of these consolidated financial statements of the Group for the year ended December 31, 2024:
–Appendix I shows relevant information related to the consolidated subsidiaries and structured entities.
–Appendix II shows relevant information related to investments in joint ventures and associates accounted for using the equity method.
–Appendix III shows the main changes and notification of investments and divestments in the BBVA Group.
–Appendix IV shows fully consolidated subsidiaries with more than 10% owned by non-Group shareholders.
The following table sets forth information related to the Group’s total assets as of December 31, 2024, 2023 and 2022, broken down by the Group’s entities according to their activity:

Contribution to Consolidated Group total assets. Entities by main activities (Millions of Euros)
	2024	2023	2022 ⁽¹⁾
Banking and other financial services	733,860	737,971	678,809
Insurance and pension fund managing companies	34,439	34,520	30,066
Other non-financial services	4,103	3,068	3,217
Total	772,402	775,558	712,092
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Note 1.3).
The total assets and results of operations broken down by operating segments are included in Note 6.
The BBVA Group’s activities are mainly located in Spain, Mexico, Turkey and South America, with active presence in the rest of Europe, the United States and Asia:
–Spain. The Group’s activity in Spain is mainly carried out through Banco Bilbao Vizcaya Argentaria, S.A. The Group also has other entities that mainly operate in Spain’s financial sector, insurance sector and asset management sector.
–Mexico. The BBVA Group operates in Mexico, not only in the banking sector, but also in the insurance sector and the asset management sector, through BBVA Mexico.
–Turkey. The Group’s activity in Turkey is mainly carried out through the Garanti BBVA Group in the financial, insurance and asset management sectors.
–South America. The BBVA Group’s activities in South America are mainly focused on the banking, financial and insurance sectors, in the following countries: Argentina, Colombia, Peru, Uruguay, Chile, Venezuela and Brazil, the latter focused on the CIB (Corporate & Investment Banking) business. It has a representative office in Sao Paulo (Brazil) and another one in Santiago (Chile). The Group owns more than 50% of most of the Group entities based in these countries. See Note 2.1 and Appendix I.
–Rest of Europe. Group's activity in Europe (excluding Spain) is carried out by banking and financial institutions, mainly in Switzerland, the Netherlands and Romania, and through branches, mainly the BBVA Bank's branches in Germany, Belgium, France, Italy, Portugal, the United Kingdom, and the Garanti BBVA Bank's branch in Malta.
–The United States. The Group's activity in the United States is mainly carried out by the branch of Banco Bilbao Vizcaya Argentaria, S.A. in New York, the agency of BBVA Mexico in Houston, participations in technology companies through funds and investment vehicles and the broker-dealer business BBVA Securities Inc. Additionally, in 2024, a representative office of Banco Bilbao Vizcaya Argentaria, S.A. was opened in Houston.
–Asia. The Group's activity in Asia is conducted through the Bank's branches (Taipei, Tokyo, Hong Kong, Singapore and Shanghai) and representative offices (Beijing, Seoul, Mumbai, Abu Dhabi and Jakarta).
Significant transactions in the Group in 2024
During the year 2024 no significant or relevant corporate operations have been completed, without prejudice to the announcement of the voluntary tender offer for the acquisition of all of the issued shares of Banco de Sabadell, S.A.
Other relevant additional information 2024
Announcement of the voluntary tender offer for the acquisition of all of the issued shares of Banco de Sabadell, S.A.
On April 30, 2024, due to a media report, BBVA published an inside information notice (información privilegiada) stating that it had informed the chairman of the Board of Directors of Banco de Sabadell, S.A. (the "Target Company") of the interest of BBVA’s Board of Directors in initiating negotiations to explore a possible merger between the two entities. On the same date, BBVA sent to the chairman of the Target Company the written proposal for the merger of the two entities. The content of the written proposal sent to the Board of Directors of the Target Company was published on May 1, 2024 by BBVA through the publication of an inside information notice (información privilegiada) with the Spanish Securities and Exchange Commission (hereinafter “CNMV”).
On May 6, 2024, the Target Company published an inside information notice (información privilegiada) informing of the rejection of the proposal by its Board of Directors.
Following such rejection, on May 9, 2024, BBVA announced, through the publication of an inside information notice (información privilegiada) (the "Prior Announcement"), the decision to launch a voluntary tender offer (the "Exchange Offer") for the acquisition of all of the issued shares of the Target Company, being a total of 5,440,221,447 ordinary shares with a par value of €0.125 each (representing 100% of the Target Company’s share capital). The consideration initially offered by BBVA to the shareholders of the Target Company consisted of one (1) newly issued share of BBVA for each four and eighty-three hundredths (4.83) ordinary shares of the Target Company, subject to certain adjustments in the case of dividend distributions in accordance with what was indicated in the Prior Announcement.
In accordance with the Prior Announcement of the Exchange Offer and as a consequence of the interim dividend against the 2024 financial year results in the amount of €0.08 per share paid by the Target Company to its shareholders on October 1, 2024, BBVA proceeded to adjust the Exchange Offer consideration. Therefore, after applying the adjustment in the terms set forth in the Prior Announcement, the consideration offered by BBVA to the shareholders of the Target Company under the Exchange Offer was adjusted, as result of the dividend payment of the Target Company, to one (1) newly issued ordinary share of BBVA for each five point zero one nine six (5.0196) ordinary shares of the Target Company.
Additionally, as a result of the interim dividend against the 2024 financial year results in the amount of €0.29 per share paid by BBVA to its shareholders on October 10, 2024, BBVA proceeded to adjust again the Exchange Offer consideration. Therefore, also in accordance with the provisions of the Prior Announcement, the Exchange Offer consideration was adjusted to one (1) newly issued ordinary share of BBVA and €0.29 in cash for every five point zero one nine six (5.0196) ordinary shares of the Target Company.
Pursuant to the provisions of Royal Decree 1066/2007, of July 27, on the rules governing tender offers ("Royal Decree 1066/2007"), the Exchange Offer is subject to mandatory clearance by the CNMV (“CNMV Clearance”). Additionally, pursuant to the provisions of Law 10/2014 and Royal Decree 84/2015, the acquisition by BBVA of control of the Target Company resulting from the Exchange Offer is subject to the duty of prior notification to the Bank of Spain and the obtention of the non-opposition of the European Central Bank (a condition that was satisfied on September 5, 2024, as described below).
In addition, completion of the Exchange Offer is also subject to the satisfaction of the conditions specified in the Prior Announcement, in particular (i) the acceptance of the Exchange Offer by a number of shares that allows BBVA to acquire at least more than half of the effective voting rights of the Target Company at the end of the Exchange Offer acceptance period (therefore excluding the treasury shares that the Target Company may hold at that time), as this condition was amended by BBVA in accordance with the publication of the inside information notice (información privilegiada) dated January 9, 2025, (ii) approval by BBVA’s General Shareholders’ Meeting of the increase of BBVA’s share capital through the issue of new ordinary shares through non-cash contributions in an amount that is sufficient to cover the consideration in shares offered to the shareholders of the Target Company (which condition was satisfied on July 5, 2024, as described below), (iii) the express or tacit authorization of the economic concentration resulting from the Exchange Offer by the Spanish antitrust authorities, and (iv) the express or tacit authorization of the indirect acquisition of control of the Target Company’s banking subsidiary in the United Kingdom, TSB Bank PLC, by the United Kingdom Prudential Regulation Authority (“PRA”) (a condition that was satisfied on September 2, 2024, as described below).
On July 5, 2024, the BBVA’s Extraordinary General Shareholders' Meeting resolved to authorize, with 96% votes in favor, an increase in the share capital of BBVA of up to a maximum nominal amount of €551,906,524.05 through the issuing and putting into circulation of up to 1,126,339,845 ordinary shares of €0.49 par value each to cover the consideration in shares offered to the shareholders of the Target Company (see Note 26).
On September 3, 2024, BBVA announced, through the publication of an inside information notice (información privilegiada), that, on September 2, 2024, it received the authorization from the PRA for BBVA's indirect acquisition of control of TSB Bank PLC as a result of the Exchange Offer.
On September 5, 2024, BBVA announced that it received the decision of non-opposition from the European Central Bank to BBVA's taking control of the Target Company, as a result of the Exchange Offer.
On November 12, 2024, the Spanish antitrust authorities announced their decision that further review of the economic concentration resulting from the Exchange Offer would be required, extending antitrust review into a second phase.
The detailed terms of the Exchange Offer will be set out in the Spanish prospectus (which was submitted together with the Exchange Offer request to the CNMV for their authorization on May 24, 2024 and will be published after obtaining CNMV Clearance) and the relevant U.S. offer to exchange/prospectus.
Significant transactions in the Group in 2023
During the year 2023 no significant corporate transactions were carried out.
Significant transactions in the Group in 2022
Investments
Announcement of the agreement with Neon Payments Limited
On February 14, 2022, BBVA announced the agreement with the company Neon Payments Limited (the "Company" in this section) for the subscription of 492,692 preference shares, representing approximately 21.7% of its share capital, through a share capital increase and in consideration of approximately USD 300 million (equal to approximately €263 million, using the applicable 1.14 EUR/USD exchange rate as of February 11, 2022).
The Company, which is incorporated and domiciled in the United Kingdom, is the owner of 100% of the shares of the Brazilian company Neon Pagamentos S.A.
As of February 14, 2022, BBVA was already the indirect owner of approximately 10.2% of the share capital of the Company through companies where BBVA owns more than 99% of the share capital. As of December 31, 2022, BBVA held, directly and indirectly, 29.2% of the share capital of the Company (30.9% and 30.1% as of December 31, 2024 and 2023, respectively). Despite owning more than 20% of the share capital, BBVA's ability to influence the Company´s financial and operating decisions policies is very limited, so the investment is recognized under the heading "Non-trading financial assets mandatorily at fair value through profit or loss" (see Note 11).
Voluntary takeover bid for the entire share capital of Türkiye Garanti Bankası A.Ş (Garanti BBVA)
On November 15, 2021, BBVA announced a voluntary takeover bid (hereinafter "VTB") addressed to the 2,106,300,000 shares[3] not controlled by BBVA, which represented 50.15% of the total share capital of Türkiye Garanti Bankası A.Ş (hereinafter "Garanti BBVA"). BBVA submitted for authorization an application of the VTB to the supervisor of the securities markets in Turkey (Capital Markets Board, hereinafter "CMB") on November 18, 2021.
On March 31, 2022, CMB approved the offer information document and on the same day BBVA announced the commencement of the VTB acceptance period on April 4, 2022. On April 25, 2022 BBVA informed of an increase of the cash offer price per Garanti BBVA share from that initially announced (12.20 Turkish lira) to 15.00 Turkish lira.
On May 18, 2022, BBVA announced the finalization of the offer acceptance period, with the acquisition of 36.12% of Garanti BBVA’s share capital. The total amount paid by BBVA was approximately 22,758 million Turkish lira (equivalent to approximately €1,390 million[4] including the expenses associated with the transaction and net of the collection of the dividends corresponding to the stake acquired).
The transaction resulted in a capital gain of approximately €924 million (including the impacts after the application of IAS 29 "Financial Reporting in Hyperinflationary Economies", see Note 2.2.18). An amount of €3,609 million was recorded under the heading “Other reserves” and there was a reclassification to “Accumulated other comprehensive income (loss)” corresponding to the 36.12% acquired from minority interests to “Accumulated other comprehensive income (loss)” of the parent company for an amount of €-2,685 million. The total derecognition associated with the transaction of the heading “Minority interests” considering “Other items” and “Accumulated other comprehensive income (loss)” amounted to €-2,541 million.
The share in Garanti BBVA owned by BBVA as of December 31, 2024 is 85.97%.
In relation to the rest of the effects of the application of IAS 29 "Financial Reporting in hyperinflationary economies" on the entities of the Group in Turkey, see Note 2.2.18 to these Consolidated Financial Statements.